UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 17, 2015

ALBERO, CORP.

--------------------------------------------------------------

(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-201365 ------------------------------- (Commission File Number)	30-0803939 ------------------------------------- (IRS Employer Identification No.)

Albero, Corp.

22 Mount Davys Rd., Cullybackey, Ballymena,

Co. Antrim, Northern Ireland BT421JH

--------------------------------------------------
(Address of principal executive offices)

00447751273487

-----------------------------------------------------------------

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________________

{00171111.1 / 4110.003}

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 17, 2015, Li and Company, PC (the “Former Accountant”) informed us that it has ceased the client-auditor relationship between Albero Corp. and Li and Company, PC. As a result of the transaction, on September 17, 2015, the Former Accountant resigned as the Company’s independent registered public accounting firm. On November 20, 2015, the Company engaged KLJ & Associates, LLP (the “New Accountant”) as the Company’s independent registered public accounting firm. The engagement of the New Accountant was approved by the Company’s Board of Directors.

The Former Accountant’s audit report on the financial statements of the Company for the period from November 19, 2013 (inception) through October 31, 2014 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the period from November 19, 2013 (inception) through October 31, 2014 contained an uncertainty about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year, the subsequent interim periods thereto, and through September 17, 2015, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the Company’s most recent fiscal year, the subsequent interim periods thereto, and through September 17, 2015, there were no “reportable events” (as such term is defined in Item 304 of Regulation S-K).

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304 of Regulation S-K).

On November 23, 2015, the Company provided the Former Accountant with its disclosures in the Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as an exhibit to this Current Report on Form 8-K.

2 |

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter, dated November 23, 2015 from Li and Company, PC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERO, CORP.

By:

/s/ Andriy Berezhnyy

Name:

Andriy Berezhnyy

Title:

President, Chief Executive and Financial Officer

Date: November 23, 2015

3 |